UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2026
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INFINITY NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-42499	99-3407012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2605 Cranberry Square
Morgantown, WV 26508
(Address of principal executive offices, including zip code)
(304) 212-2350
(Registrant’s telephone number, including area code)
__________________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	INR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.
On January 20, 2026, Infinity Natural Resources, Inc. (the “Company”) (solely for certain limited purposes) and Infinity Natural Resources, LLC entered into a purchase and sale agreement (the “Purchase Agreement”) with Chase Oil Corporation, a New Mexico corporation, and certain other sellers (each a “Seller” and, collectively, “Sellers”) for the acquisition of certain non-operated rights, title and interests in oil and gas properties, rights and related assets located in the State of Pennsylvania from the Sellers (the “Acquisition”), for consideration of 2,517,194 shares of the Company’s Class A common stock, par value $0.01 per share (the “Stock Consideration”). The Acquisition closed on January 20, 2026, simultaneously with the execution of the Purchase Agreement.

The issuance of the Stock Consideration was completed in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering. The Company’s reliance on Section 4(a)(2) of the Securities Act is based upon the following factors: (a) the issuance of the Stock Consideration was an isolated private transaction by the Company that did not involve a public offering, (b) there were only five recipients and (c) representations from each Seller to support such exemption, including with respect to each Seller’s status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

Item 7.01.	Regulation FD Disclosure.
On January 20, 2026, the Company issued a press release announcing the consummation of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information furnished in this Current Report on Form 8-K pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 20, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY NATURAL RESOURCES, INC.

By:	/s/ Zack Arnold
Zack Arnold
President and Chief Executive Officer
Dated: January 20, 2026